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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Del Monte Foods Company:

We consent to the use of our report dated August 22, 1997 with respect to Del Monte Foods Company included herein and to the reference to our firm under the heading "Experts" in the Registration Statement (Form S-4) and related Prospectus of Del Monte Foods Company.



/s/ KPMG Peat Marwick LLP


San Francisco, California
March 19, 1998